CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N1-A of our report dated December 28, 2007, relating to the financial statements and financial highlights which appear in the October 31, 2007 Annual Report to Shareholders of the following portfolios of the Goldman Sachs Trust: Goldman Sachs Structured U.S. Equity Flex Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs Strategic International Equity Fund (formerly, AXA Enterprise International Growth Fund of AXA Enterprise Funds Trust), Goldman Sachs Structured Small Cap Value Fund (formerly, AXA Enterprise Small Company Value Fund of AXA Enterprise Funds Trust), Goldman Sachs Structured Small Cap Growth Fund (formerly, AXA Enterprise Small Company Growth Fund of AXA Enterprise Funds Trust), Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Government Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs California AMT-Free Municipal Fund (formerly, Goldman Sachs California Intermediate AMT-Free Municipal Fund), Goldman Sachs New York AMT-Free Municipal Fund (formerly, Goldman Sachs New York Intermediate AMT-Free Municipal Fund), Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, and Goldman Sachs Tennessee Municipal Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading “Financial Highlights” in the Prospectus, and under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2008